Rule 497(e)
                                                File No. 33-82610


MAXIM  SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE
COMPANY

Insert on cover page of prospectus:

Effective November 1, 1996, the Investment Adviser of Maxim Series Fund will be GW Capital
Management, Inc. As of that date, references in the prospectus to The Great-West Life Assurance
Company as Investment Adviser to Maxim Series Fund, Inc. are deleted and replaced with GW Capital
Management, Inc. GW Capital Management, Inc. is a wholly owned subsidiary of Great-West Life &
Annuity Insurance Company.

Effective December 1, 1996, the individual flexible premium variable annuity contracts ("Variable Annuity
Contracts" or "Contracts") issued by Great-West Life & Annuity Insurance Company will be distributed by BenefitsCorp Equities, Inc. As of that date, references in the prospectus to distribution of the Contracts by The Great-West Life Assurance Company are deleted and replaced with BenefitsCorp Equities, Inc.
BenefitsCorp Equities, Inc. is a wholly owned subsidiary of Great-West Life & Annuity Insurance Company.